UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 2, 2024

Commission File Number	Exact Name of Registrant as Specified in Charter; State or Other Jurisdiction of Incorporation; Address of Principal Executive Officers, and Zip Code; and Telephone Number, Including Area Code)			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to the Pinnacle West Capital Corporation (“Pinnacle West”) Facility

On August 2, 2024, Pinnacle West entered into the Amendment No. 1 (the “Pinnacle West First Amendment”) to its five-year unsecured revolving credit facility (the “Pinnacle West Facility”), dated April 10, 2023, with Barclays Bank PLC, as Agent, Co-Sustainability Structuring Agent and Issuing Bank, Mizuho Bank, Ltd., as Co-Syndication Agent, Co-Sustainability Structuring Agent and Issuing Bank, Wells Fargo Bank, National Association, as Co-Syndication Agent and Issuing Bank, Bank of America, N.A., JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., PNC Bank, National Association, and Truist Bank, as Co-Documentation Agents and Issuing Banks, and the other lender parties thereto. The Pinnacle West First Amendment amends the Pinnacle West Facility by extending the maturity date of the Pinnacle West Facility by one year from April 10, 2028 to April 10, 2029 and by providing a mechanism to either update the Sustainability Table (as defined in the Pinnacle West Facility), which provides for a sustainability-linked pricing feature, or, in certain circumstances, terminate the sustainability-linked pricing feature for the final year of the Pinnacle West Facility. All other terms of the Pinnacle West Facility remain substantially the same except for as otherwise amended by the Pinnacle West Amendment.

A copy of the Pinnacle West Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Pinnacle West Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Pinnacle West Amendment.

First Amendment to the Arizona Public Service Company (“APS”) Facility

On August 2, 2024, APS entered into the Amendment No. 1 (the “APS First Amendment”) to its five-year unsecured revolving credit facility (the “APS Facility”), dated April 10, 2023, with Barclays Bank PLC, as Agent, Co-Sustainability Structuring Agent and Issuing Bank, Mizuho Bank, Ltd., as Co-Syndication Agent, Co-Sustainability Structuring Agent and Issuing Bank, Wells Fargo Bank, National Association, as Co-Syndication Agent and Issuing Bank, Bank of America, N.A., JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., PNC Bank, National Association, and Truist Bank, as Co-Documentation Agents and Issuing Banks, and the other lender parties thereto. The APS First Amendment amends the APS Facility by extending the maturity date of the APS Facility by one year from April 10, 2028 to April 10, 2029 and by providing a mechanism to either update the Sustainability Table (as defined in the APS Facility), which provides for a sustainability-linked pricing feature, or, in certain circumstances, terminate the sustainability-linked pricing feature for the final year of the APS Facility. All other terms of the APS Facility remain substantially the same except for as otherwise amended by the APS Amendment.

A copy of the APS Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the APS Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the APS Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
    (d)    Exhibits.

Exhibit No.	Description

10.1
Amendment No. 1 to the Second Amended and Restated Five-Year Credit Agreement, dated as of April 10, 2023, among Pinnacle West, as Borrower, Barclays Bank PLC, as Agent, Co-Sustainability Structuring Agent and Issuing Bank, and the lenders and other parties thereto

10.2
Amendment No. 1 to the Five-Year Credit Agreement, dated as of April 10, 2023, among APS, as Borrower, Barclays Bank PLC, as Agent, Co-Sustainability Structuring Agent and Issuing Bank, and the lenders and other parties thereto

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: August 2, 2024	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: August 2, 2024	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and
Chief Financial Officer